EATON VANCE TOTAL RETURN BOND FUND

Supplement to Statement of Additional Information dated February 1, 2023

The following replaces the table under “Share Ownership.” in “Management and Organization”:

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned in the Fund	Aggregate Dollar Range of Equity Securities Beneficially Owned in Funds Overseen by Trustee in the Eaton Vance Family of Funds
Interested Trustee
Thomas E. Faust Jr.	None	Over $100,000
Noninterested Trustees
Alan C. Bowser(1)	None	None
Mark R. Fetting	None	Over $100,000
Cynthia E. Frost	None	Over $100,000
George J. Gorman	None	Over $100,000
Valerie A. Mosley	None	Over $100,000
Keith Quinton	None	Over $100,000
Marcus L. Smith	None	Over $100,000
Susan J. Sutherland	None	Over $100,000(2)
Scott E. Wennerholm	None	Over $100,000(2)
Nancy A. Wiser(1)	None	Over $100,000
(1) Mr. Bowser and Ms. Wiser began serving as Trustees effective April 4, 2022. (2) Includes shares which may be deemed to be beneficially owned through the Trustee Deferred Compensation Plan.

March 15, 2023